Exhibit 99.1
RESCARE NONEMPLOYEE DIRECTOR
DEFERRED STOCK COMPENSATION PROGRAM
ARTICLE 1
INTRODUCTION
1.1 Establishment. Res-Care, Inc. (the “Company”) hereby establishes the ResCare Nonemployee Director Deferred Stock Compensation Program (the “Program”) for those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates. The Program allows Nonemployee Directors to defer the receipt of cash compensation and to receive such deferred compensation in the form of Shares.
1.2 Purpose. The Program is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as Nonemployee Directors and to promote ownership by Nonemployee Directors of a greater proprietary interest in the Company, thereby aligning such Directors’ interests more closely with the interests of stockholders of the Company. The Program is intended to be construed as part of, and a program of awards of stock units under, the Res-Care, Inc 2005 Omnibus Incentive Compensation Plan (the “Stock Plan”).
1.3 Effective Date. The Program shall become effective as of the date the Corporate Governance and Nominating Committee of the Board of Directors of the Company (the “Committee”) approves the Program, as evidenced by the signature of a Committee member at the end hereof (the “Effective Date”), and shall remain in effect for Fee Deferral during the Term of the Stock Plan, unless earlier terminated as provided herein.
ARTICLE 2
DEFINITIONS
Certain terms used in this Program have the meanings set forth in Appendix 1.
ARTICLE 3
SHARES AVAILABLE UNDER THE PROGRAM
Subject to adjustment as provided in the Stock Plan, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Program shall be thirty thousand (30,000). Shares of Stock reserved under the Stock Plan shall be used to satisfy any obligations to distribute Stock under this Program. Such Shares may include authorized but unissued Shares or Shares that have been reacquired by the Company.
ARTICLE 4
ADMINISTRATION
The Program shall be administered by the Committee or such other committee as may be designated by the Board. The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Program, subject to the express provisions of the Stock Plan. Notwithstanding the foregoing, no Director who is a Participant under the Program shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.
ARTICLE 5
ELIGIBILITY
Each person who is a Nonemployee Director on a Deferral Date shall be eligible to defer Fees payable on such date in accordance with Article 6 of the Program. If any Nonemployee Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to Fees previously deferred, but shall cease eligibility with respect to all Fees earned in calendar years beginning after the one in which the change occurs (the current year’s deferral elections already being irrevocable at the date of change of status).
ARTICLE 6
DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS
6.1 General Rule. Each Nonemployee Director may, in lieu of receipt of Fees, defer any or all of such Fees in accordance with this Article 6, provided that such Nonemployee Director is eligible under Article 5 of the Program to defer such Fees at the date any such Fees are otherwise earned. A Director may elect to defer a percentage of his or her Fees or a specific dollar amount of his or her Fees in accordance with administrative procedures established with respect to the Program.
6.2 Timing and Duration of Election. Each Nonemployee Director who is serving on the Board on the Effective Date may make a Deferral Election on or before the Effective Date. A Nonemployee Director’s election to defer a portion of his or her Fees shall be made in writing and shall be effective upon receipt and acceptance by the Company, and such election shall remain in effect for subsequent years unless a new written election is submitted in accordance with this Section. Except in the case of a newly eligible Nonemployee Director who may file an election to defer within 30 days of being eligible to participate in the Program, an election to defer (or to change or revoke an ongoing deferral election) shall be made no later than December 31 preceding commencement of a calendar year with respect to any deferral of Fees to be earned in such year. Any election may be changed in writing, but only as to Fees to be earned at and after commencement of the next succeeding calendar year, and shall become irrevocable on December 31 before that succeeding calendar year.
6.3 Form of Election. A Deferral Election shall be made in a manner satisfactory to the Committee. Generally, a Deferral Election shall be made by completing and filing the specified election form with the Corporate Secretary or his or her designee within the period described in Section 6.2.
6.4 Establishment of Stock Unit Account. The Company shall establish one or more Stock

Unit Accounts for each Participant, as required based on the Deferral Elections, and payment timing and form elections made hereunder. All Fees deferred pursuant to this Article 6 shall be credited to the Participant’s Stock Unit Account as of the Deferral Date and converted to Stock Units. The number of Stock Units credited to a Participant’s Stock Unit Account as of a Deferral Date shall equal the amount of the deferred Fees divided by the Fair Market Value of a Share on such Deferral Date, with fractional units calculated to three decimal places. Fractional Stock Units shall be credited cumulatively, but any fractional Stock Unit in a Participant’s Stock Unit Account at the time of a distribution under Article 7 shall be converted into cash equal to the Fair Market Value of a corresponding fractional Share on the date of distribution. Adjustments in the Stock Units shall thereafter be made in accordance with Section 3.2 of the Stock Plan.
6.5 Crediting of Dividend Equivalents. As of each dividend payment date (if any) with respect to Shares, each Participant shall have credited to his or her Stock Unit Account, a dollar amount equal to the amount of cash dividends that would have been paid on the number of Shares equal to the number of Stock Units credited to the Participant’s Stock Unit Account as of the close of business on the record date for such dividend. ,Such dollar amount credited to the Participant’s Stock Unit Account shall then be converted into a number of Stock Units equal to the number of whole and fractional Shares that could have been purchased with such dollar amount at Fair Market Value on the dividend payment date, and shall be payable as and when the remainder of that Stock Unit Account is paid.
ARTICLE 7
SETTLEMENT OF STOCK UNITS
7.1 Timing of Payment. A Participant shall receive or begin receiving a distribution of his or her Stock Unit Account in the manner described in Section 7.3 as he or she elects on the Deferral Election form, either (i) on or as soon as administratively feasible after the Participant incurs a Termination of Service, (ii) on or as soon as administratively feasible after January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, or (iii) on or as soon as administratively feasible after the earlier of (A) such other specific date specified by the Participant, or (B) the Participant’s Termination of Service. A Participant may elect to be paid (or not) in connection with a Change in Control of the Company, if such event occurs before the otherwise-applicable payment date, or to have payments in process be accelerated upon a Change in Control by so designating in the Deferral Election.
7.2 Change in Payment Date. A Participant may change a payment date with respect to future calendar year deferrals only, by so requesting on a Deferral Election form (in which event, separate accounting for future year Deferrals will be required).
7.3 Payment Options. A Deferral Election filed under Article 6 shall specify whether the Participant’s Stock Unit Account with respect to a particular payment date elected as provided under Section 7.1 and 7.2 is to be settled by delivering to the Participant the number of Shares equal to the number of whole Stock Units then credited to the Participant’s Stock Unit Account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed ten years. Any fractional Stock Unit credited to a Participant’s Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution. A Participant’s election of a payment form is irrevocable once made with respect to Stock Units subject to that Deferral Election, except for acceleration of payments to a lump sum as may have been elected upon a Change in Control, upon death as provided in Section 7.4, or upon termination of the Program as provided herein.
7.4 Payment Upon Death of a Participant. If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant’s Stock Unit Account shall be paid in Shares as soon as administratively feasible after the Participant’s death, to the beneficiary designated by the Participant under Article 9.
7.5 Payment upon a Change in Control. If a Change in Control occurs before the entire balance of his or her Stock Unit Account has been distributed, and the Participant so elected on his or her Deferral Election Form, the balance of the Participant’s Stock Unit Account shall be paid in Shares as soon as administratively feasible after the Change in Control.
7.6 Continuation of Dividend Equivalents. If payment of Stock Units is deferred pursuant to this Section, the Participant’s Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.6 until the entire balance of the Participant’s Stock Unit Account has been distributed.
ARTICLE 8
UNFUNDED STATUS
8.1 General. The interest of each Participant in any Fees deferred under the Program (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section 8.2, no money or other assets shall be set aside for any Participant.
8.2 Trust. To the extent determined by the Board, the Company may transfer funds necessary to fund all or part of the payments under the Program to a trust; provided, the assets held in such trust shall remain at all times subject to the claims of the general creditors of the Company. No participant or beneficiary shall have any interest in the assets held in such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the trust in favor of any Participant, beneficiary or creditor.

ARTICLE 9
DESIGNATION OF BENEFICIARY
Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Participant’s Stock Unit Account in the event of such Participant’s death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant’s death. If a Participant has not designated a beneficiary, or if the designated beneficiary does not survive the Participant, the beneficiary with respect to such payment shall be the Participant’s surviving spouse, or if there is no surviving spouse, the Participant’s estate.
ARTICLE 10
PROGRAM AMENDMENT OR TERMINATION
This Program may be amended in any way or may be terminated, in whole or in part, at any time, and from time to time, by the Board of Directors of the Company. The foregoing provisions of this paragraph notwithstanding, no amendment or termination of the Program shall adversely reduce the number of Stock Units credited to the Accounts prior to the effective date of such amendment or termination or cease deferrals irrevocably elected for a calendar year, except at the end of that year. Furthermore, no such amendment or termination shall accelerate the timing of payment from the Accounts, except to the extent permitted under Section 409A (i) following a bankruptcy or Change in Control, or (ii) in accordance with a termination of this and all similar arrangements and an undertaking by the Company not to institute a new arrangement for at least 5 years, as allowed in guidance under Code Section 409A. Notwithstanding the foregoing, the Board of Directors of the Company specifically reserves the right to amend the Program as necessary to comply with Section 409A.
ARTICLE 11
GENERAL PROVISIONS
11.1 No Stockholder Rights Conferred. Nothing contained in the Program will confer upon any Participant or beneficiary any rights of a stockholder of the Company, unless and until Shares are in fact issued or transferred to such Participant or beneficiary in accordance with Article 7.
11.2 Changes to the Program. The Board may amend, alter, suspend, discontinue, extend, or terminate the Program without the consent of Participants; provided, no action taken without the consent of an affected Participant may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such change or termination except that the Board may without the consent of any Participant terminate the Program and pay out Shares with respect to Stock Units then credited to Participant’s Stock Unit Account.
11.3 Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with the Program in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Program will be subject to such restrictions as may be applicable under such laws, regulations and other obligations of the Company.
11.4 Limitations on Transferability. Stock Units and other rights under the Program may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.
11.5 Governing Law. The validity, construction and effect of the Program and any agreement hereunder will be determined in accordance with the laws of the Commonwealth of Kentucky.

Adopted by the Committee this 19th day of January, 2006

/S/ Steven S. Reed
Chair, Corporate Governance and Nominating Committee

APPENDIX 1
“Board” means the Board of Directors of the Company.
“Change in Control” shall have the meaning provided in regulations or guidance under Code Section 409A from time to time.
“Committee” means the Corporate Governance and Nominating Committee of Board or such other committee appointed to administer the Program under Article 4.
“Common Stock” means the Company’s class of capital stock designed as Common Stock.
“Company” means Res-Care, Inc., a Kentucky corporation, or any successor thereto.
“Deferral Date” means the date the services were rendered as to which Fees relate.
“Deferral Election” means a written election to defer Fees under the Program.
“Director” means any individual who is a member of the Board.
“Fair Market Value” shall have the meaning given in the Stock Plan.
“Fees” means all or part of any retainer or meeting fees payable in cash to a Nonemployee Director in his or her capacity as a Director. Fees shall not include any expenses paid directly or through reimbursement.
“Nonemployee Director” means a Director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of the Program, an employee is an individual whose wages are subject to withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended.
“Participant” means a Nonemployee Director who defers Fees under Article 6 of the Program.
“Shares” means shares of the Common Stock.
“Stock Units” means the credits to a Participant’s Stock Unit Account under Article 6 of the Program, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.
“Stock Unit Account” means the bookkeeping account established by the Company pursuant to Section 6.5.
“Termination of Service” shall be deemed to have occurred on a Director’s cessation of service on the board of directors of the Company and all companies in a controlled or affiliated group with the Company within the meaning of Code Section 414(c) and in accordance with guidance under Code Section 409A.